________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549

                             _______________________


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 12, 2003

                                EQUITY ONE, INC.
             (Exact name of registrant as specified in its charter)

                                    Maryland
                 (State or other jurisdiction of incorporation)

                                    001-13499
                            (Commission File Number)

                                   52-1794271
                      (IRS Employer Identification Number)

         1696 N.E. Miami Gardens Drive, North Miami Beach, Florida 33179
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (305) 947-1664

                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)


    ________________________________________________________________________

Item 2. Acquisition or Disposition of Assets.

     On February 12, 2003, Equity One, Inc. ("Equity One") completed its acquisition of IRT Property Company, a Georgia corporation ("IRT"), by a statutory merger in which IRT was merged with and into Equity One with Equity One surviving as a Maryland corporation. The amount of consideration was determined by arms length negotiations between the parties involved in the transaction.

     At the time of its acquisition, IRT, a self-managed real estate investment trust, owned 89 shopping centers encompassing approximately 9.7 million square feet of retail space. After the acquisition of IRT, Equity One now owns 180 properties encompassing approximately 18.4 million square feet, including 121 supermarket-anchored shopping centers, 11 drug store-anchored shopping centers, 40 other retail-anchored shopping centers, one self storage facility, one industrial property and six retail development properties, as well as non-controlling interests in four unconsolidated joint ventures.

     In connection with the merger, each IRT shareholder was entitled to elect to receive, for each share of IRT common stock, $12.15 in cash, 0.9 shares of Equity One common stock or a combination of cash and stock. In the aggregate, Equity One will pay approximately $188 million of cash merger consideration and will issue approximately 17 million shares of its common stock. In addition, Equity One assumed approximately $290 million of existing mortgage and unsecured indebtedness of IRT.

     Contemporaneously with the completion of the IRT acquisition, Equity One completed a previously announced private placement of 6,911,000 shares of Equity One common stock to existing, affiliated investors at a price of $13.47 per share. Equity One used the proceeds of this private placement, as well as proceeds from its previously announced $340 million unsecured revolving line of credit, for which Wells Fargo Bank, National Association is the sole lead arranger and administrative agent, to fund the costs of the merger, including the cash portion of the merger consideration. The credit facility has an interest rate of LIBOR plus a spread ranging from 0.65% to 1.35%, depending on the credit ratings of Equity One's senior unsecured long-term indebtedness. The initial interest rate is LIBOR plus 1.00%. After giving effect to the merger and the private placement, Equity One has a total of approximately 58.6 million shares of common stock outstanding.

     The Equity One common stock issued in connection with the IRT acquisition was registered under the Securities Act of 1933 pursuant to the Registration Statement on Form S-4 (Registration No. 333-101776) of Equity One filed with the Securities and Exchange Commission on December 11, 2002, as amended by the Amendment No. 1 to Registration Statement filed and declared effective on December 24, 2002. The joint proxy statement/prospectus filed with the registration statement contains additional information about the merger. The Equity One common stock issued in connection with the IRT acquisition has been approved for listing on the New York Stock Exchange and will be traded under the ticker symbol "EQY."

     The foregoing summary of this acquisition is qualified in its entirety by reference to the Agreement and Plan of Merger dated October 28, 2002 between Equity One and IRT, the Common Stock Purchase Agreement dated October 28, 2002 between Equity One and the purchasers named therein and the Credit Agreement, dated February 7, 2003, among Equity One, each of the financial institutions initially a signatory thereto, Commerzbank AG New York and Grand Cayman
Branches, Keybank National Association and Southtrust Bank, as Documentary Agents, and Wells Fargo Bank, National Association, as Sole Lead Arranger and Administration Agent, each of which are incorporated by reference herein. Reference is also made to Equity One's press release announcing the completion of the IRT acquisition dated and issued on February 12, 2003 which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 5. Other Events.

     In connection with the IRT acquisition, Equity One expressly assumed the payment of the principal of, and any interest on, the publicly held debt securities of IRT issued under the Indenture dated November 9, 1995, as amended and supplemented, between IRT and SunTrust Bank, as Trustee (the "1995 Indenture") and under the

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

Indenture dated September 9, 1998, as amended and supplemented, between IRT and SunTrust Bank, as Trustee ("the 1998 Indenture"). Reference is made to the Supplemental Indenture No. 5 to the 1995 Indenture dated as of February 12, 2003 among Equity One, IRT, each of the Guarantors set forth on the signature pages attached thereto and SunTrust Bank, as Trustee, which is attached hereto as
Exhibit 4.1 and is incorporated by reference herein. Reference is also made to the Supplemental Indenture No. 3 to the 1998 Indenture dated as of February 12, 2003 among Equity One, IRT, each of the Guarantors set forth on the signature pages attached thereto and SunTrust Bank, as Trustee, which is attached hereto as Exhibit 4.2 and is incorporated by reference herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a) Financial Statements of Business Acquired.

          The following documents and information are incorporated herein by reference:

          The consolidated audited financial statements of IRT Property Company as of, and for the periods ended December 31, 2001, including its consolidated, audited balance sheets as of December 31, 2001 and 2000 and consolidated audited statements of income and cash flows for the fiscal years ending December 31, 2001, 2000 and 1999 contained in IRT's Current Report on Form 8-K filed with the Securities and Exchange Commission on December 9, 2002, and attached hereto as Exhibit 99.3.


          The consolidated unaudited financial statements of IRT Property Company as of, and for the period ended September 30, 2002, including its consolidated, unaudited balance sheet as of September 30, 2002 and consolidated unaudited statements of income and cash flows for the nine months ended September 30, 2002 contained in IRT's Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on November 12, 2002, and attached hereto as Exhibit 99.4.

     (b) Pro Forma Financial Information.

          The following documents and information have been previously filed by Equity One with the Securities and Exchange Commission and have been omitted pursuant to General Instruction B.3 of Form 8-K:

          Pro Forma condensed combined balance sheet as of September 30, 2002 of Equity One, Inc. and IRT Property Company contained in Equity One's Registration Statement on Form S-4 (Registration No. 333-101776) filed with the Securities and Exchange Commission on December 11, 2002, as amended by the Amendment No. 1 to Registration Statement filed and declared effective on December 24, 2002.

          Pro Forma condensed combined statement of operations for the year ended December 31, 2001, and for the nine months ended September 30, 2002 of Equity One, Inc. and IRT Property Company contained in Equity One's Registration Statement on Form S-4 (Registration No. 333-101776) filed with the Securities and Exchange Commission on December 11, 2002, as amended by the Amendment No. 1 to Registration Statement filed and declared effective on December 24, 2002.

     (c) Exhibits.

          2.1 Agreement and Plan of Merger dated October 28, 2002 between IRT Property Company and Equity One, Inc. (Exhibit 2.1) (1)*

          4.1 Supplemental Indenture No. 5 dated as of February 12, 2003 among Equity One, Inc., IRT Property Company, each of the Guarantors set forth on the signature pages attached thereto and SunTrust Bank, as Trustee

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

          4.2 Supplemental Indenture No. 3 dated as of February 12, 2003 among Equity One, Inc., IRT Property Company, each of the Guarantors set forth on the signature pages attached thereto and SunTrust Bank, as Trustee

          10.1 Credit Agreement, dated February 7, 2003, among Equity One, each of the financial institutions initially a signatory thereto, Commerzbank AG New York and Grand Cayman Branches, Keybank National Association and Southtrust Bank, as Documentary Agents, and Wells Fargo Bank, National Association, as Sole Lead Arranger and Administration Agent*

          23.1 Consent of Deloitte & Touche LLP

          99.1 Common Stock Purchase Agreement dated October 28, 2002 among Equity One, Inc. and certain Purchasers as set forth on Schedule I thereto (Exhibit 99.2) (1)

          99.2 Press Release dated February 12, 2003

          99.3 The conolidated audited financial statements of IRT Property Company as of, and for the periods ended December 31, 2001, including its consolidated, audited balance sheets as of December 31, 2001 and 2000 and consolidated audited statements of income and cash flows for the fiscal years ending December 31, 2001, 2000 and 1999

          99.4 The consolidated unaudited financial statements of IRT Property Company as of, and for the period ended September 30, 2002, including its consolidated, unaudited balance sheet as of September 30, 2002 and consolidated unaudited statements of income and cash flows for the nine months ended September 30, 2002

         ________________________________

*Equity One hereby agrees to furnish to the Securities and Exchange Commission, supplementally, any schedules or exhibits to such agreement which are not filed herewith, upon the request of the Securities and Exchange Commission.

(1) Previously filed with Equity One's Current Report on Form 8-K filed with the Securities and Exchange Commission on October 30, 2002 and incorporated herein by reference.


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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Equity One has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     EQUITY ONE, INC.




Date:  February 20, 2003            By:  /s/ Chaim Katzman
                                         -----------------
                                         Chaim Katzman
                                         Chairman and Chief Executive Officer


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

                                INDEX TO EXHIBITS


 Exhibit Number   Description of Exhibit

      4.1 Supplemental Indenture No. 5 dated as of February 12, 2003 among Equity One, Inc., IRT Property Company, each of the Guarantors set forth on the signature pages attached thereto and SunTrust Bank, as Trustee

      4.2 Supplemental Indenture No. 3 dated as of February 12, 2003 among Equity One, Inc., IRT Property Company, each of the Guarantors set forth on the signature pages attached thereto and SunTrust Bank, as Trustee

      10.1 Credit Agreement, dated February 7, 2003, among Equity One, each of the financial institutions initially a signatory thereto, Commerzbank AG New York and Grand Cayman Branches, Keybank National Association and Southtrust Bank, as Documentary Agents, and Wells Fargo Bank, National Association, as Sole Lead Arranger and Administration Agent

      23.1        Consent of Deloitte & Touche LLP

      99.2        Press Release dated February 12, 2003

      99.3 The consolidated audited financial statements of IRT Property Company as of, and for the periods ended December 31, 2001, including its consolidated, audited balance sheets as of December 31, 2001 and 2000 and consolidated audited statements of income and cash flows of for the fiscal years ending December 31, 2001, 2000 and 1999.

      99.4 The consolidated unaudited financial statements of IRT Property Company as of, and for the period ended September 30, 2002, including its consolidated, unaudited balance sheet as of September 30, 2002 and consolidated unaudited statements of income and cash flows for the nine months ended September 30, 2002

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